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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
May 18, 2004

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-33193 (Commission File No.)	88-0435904 (IRS Employer ID)

10603 Grant Road
Suite 209
Houston, Texas 77070
(Address of principal executive offices and Zip Code)

(877) 912-7063
(Registrant's telephone number, including area code)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Description
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

Texen Oil and Gas, Inc. announces that we have retained Larry Lenig Jr., as a strategic consultant for Texen Oil and Gas. Mr. Lenig will advise the company on operational procedures, acquisition and merger candidates and will also assist the company in attracting top-level board and financial partners, all steps taken to realize the company's full potential in today's oil and gas marketplace.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 18, 2004
TEXEN OIL & GAS, INC.
BY:	/s/ Mike Sims
Mike Sims, Vice President